Exhibit 10.11

EXECUTION VERSION

AMENDMENT NO. 3, dated as of November 14, 2018 (this “Third Amendment”), among PLY GEM MIDCO, INC. (formerly known as Pisces Midco, Inc.), a Delaware corporation (together with its successors and assigns, the “Parent Borrower”), the Subsidiary Borrowers party hereto (collectively with the Parent Borrower, the “Borrowers”), the Lenders and the Issuing Lenders party hereto and UBS AG, STAMFORD BRANCH (“UBS”), as Administrative Agent and Collateral Agent.

WHEREAS, the Parent Borrower, the Subsidiary Borrowers from time to time party thereto, UBS, as Administrative Agent, Collateral Agent, Swingline Lender and an Issuing Lender, the Lenders and other Issuing Lenders from time to time party thereto, are parties to that certain ABL Credit Agreement dated as of April 12, 2018 (as amended by Amendment No. 1, dated as of August 7, 2018, and Amendment No. 2, dated as of October 15, 2018, and as the same may be further amended, supplemented, waived or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, effective as of the Third Amendment Effective Date (as defined below) and pursuant to Subsection 11.1(a) of the Credit Agreement, the Borrowers, the Supermajority Lenders, the Issuing Lenders and the Administrative Agent have agreed to amend the Credit Agreement (as so amended in Section 1 hereto, the “Interim Amended Credit Agreement”) as set forth in Section 1 hereto;

WHEREAS, this Third Amendment constitutes written notice to the Administrative Agent in accordance with Subsection 7.11, and effective as of the Financial Reporting Convention Effective Date (as defined below) and pursuant to Subsections 7.11 and 11.1(d)(vi) of the Credit Agreement, the Parent Borrower, as the Borrower Representative, and the Administrative Agent have agreed to amend the Credit Agreement (as so amended in Section 1 and Section 2 hereto, the “Amended Credit Agreement”) to change the financial reporting convention as set forth in Section 2 hereto.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.          Credit Agreement Amendments. The Credit Agreement is, effective as of the Third Amendment Effective Date, hereby amended as follows:

(a)          Subsection 1.1 of the Credit Agreement is hereby amended by adding the following new definition, to appear in proper alphabetical order:

““Neptune ABL Credit Agreement”: that certain ABL Credit Agreement, dated as of February 8, 2018 (as amended, supplemented, waived or otherwise modified from time to time), among NCI Group, Inc., Robertson-Ceco II Corporation, the subsidiary borrowers from time to time party thereto, Neptune, the several banks and other financial institutions from time to time party thereto and Wells Fargo Bank, National Association, as administrative agent and collateral agent.”

(b)          Subsection 1.1 of the Credit Agreement is hereby amended by amending the definition of “Excluded Accounts” by (i) replacing the reference to “ and” at the end of clause (b) thereof with “,” and (ii) inserting the words “ and (d) bank accounts secured by Liens permitted under Subsection 8.14(x)” at the end of such definition.

(c)          Subsection 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of “Fiscal Period” as follows:

““Fiscal Period”: each monthly accounting period of the Parent Borrower calculated in accordance with the fiscal calendar of the Parent Borrower; provided that, for the monthly accounting period of the Parent Borrower in which the Panther Closing Date has occurred and for no other period, (x) with respect to assets to be included in the Borrowing Base that were not acquired pursuant to the transactions contemplated by the Panther Merger Agreement, the last day of the Fiscal Period shall be deemed to be the date of the Panther Closing Date and (y) with respect to assets to be included in the Borrowing Base that were acquired pursuant to the transactions contemplated by the Panther Merger Agreement, the last day of the Fiscal Period shall be deemed to be the last day of the monthly accounting period of Neptune for the calendar month in which the Panther Closing Date occurs, as calculated in accordance with the fiscal calendar of Neptune in effect prior to the Panther Closing Date; provided further that, for purposes of the Borrowing Base Certificate required by Subsection 7.2(f) in respect of the Fiscal Period based on the monthly accounting period of the Parent Borrower referred to in the immediately preceding proviso, such Borrowing Base Certificate shall be furnished to the Administrative Agent in accordance with Subsection 7.2(f) not later than 5:00 P.M., New York City time, on or before the 20th Business Day following the Panther Closing Date.”

(d)          Subsection 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of “Panther Incremental ABL Commitments” as follows:

““Panther Incremental ABL Commitments”: Supplemental Commitments in an aggregate amount of up to $215,000,000 effected on the Panther Closing Date.”

(e)          Subsection 4.4(a) of the Credit Agreement is hereby amended and restated as follows:

“Each of the Borrowers may at any time and from time to time prepay the Loans made to it and the Reimbursement Obligations in respect of Letters of Credit issued for its account, in whole or in part, subject to Subsection 4.12, without premium or penalty but including, for the avoidance of doubt, accrued interest, upon notice by the Borrower Representative to the Administrative Agent prior to 2:00 P.M., New York City time at least three Business Days (or such shorter period as may be agreed by the Administrative Agent in its reasonable discretion) prior to the date of prepayment (in the case of Eurocurrency Loans) or prior to 2:00 P.M., New York City time (or such later time as may be agreed by the Administrative Agent in its reasonable discretion) on the date of prepayment (in the case of (x) ABR Loans and Canadian Prime Rate Loans, (y) Swingline Loans and (z) Reimbursement Obligations outstanding in Dollars). Any such notice may state that such notice is conditioned upon the occurrence or non-occurrence of any event specified therein (including the effectiveness of other credit facilities), in which case such notice may be revoked by the Borrower Representative (by written notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Such notice shall be irrevocable except as otherwise provided in the preceding sentence or in Subsection 4.4(g). Such notice shall specify, in the case of any prepayment of Loans, the identity of the prepaying Borrower, the date and amount of prepayment and whether the prepayment is (i) of U.S. Facility Revolving Credit Loans, Canadian Facility Revolving Credit Loans or Swingline Loans, or a combination thereof, and (ii) of Eurocurrency Loans, BA Equivalent Loans, ABR Loans or Canadian Prime Rate Loans, or a combination thereof, and, in each case if a combination thereof, the principal amount allocable to each and, in the case of any prepayment of Reimbursement Obligations, the date and amount of prepayment, the identity of the applicable Letter of Credit or Letters of Credit and the amount allocable to each of such Reimbursement Obligations. Upon the receipt of any such notice the Administrative Agent shall promptly notify each affected Lender thereof. If any such notice is given and not revoked, the amount specified in such notice shall (subject to this Subsection 4.4(a) or Subsection 4.4(g)) be due and payable on the date specified therein, together with (if a Eurocurrency Loan or BA Equivalent Loans is prepaid other than at the end of the Interest Period applicable thereto) any amounts payable pursuant to Subsection 4.12, the Revolving Credit Loans and the Reimbursement Obligations pursuant to this Subsection 4.4(a) and shall (unless the Borrower Representative otherwise directs) be applied, first, to payment of the Swingline Loans then outstanding, second, to payment of the Revolving Credit Loans then outstanding, third, to payment of any Reimbursement Obligations then outstanding, and last, to cash collateralize any outstanding L/C Obligation on terms reasonably satisfactory to the Administrative Agent; provided that any pro rata calculations required to be made pursuant to this Subsection 4.4(a) in respect of any Loan denominated in a Designated Foreign Currency shall be made on a Dollar Equivalent basis. Partial prepayments pursuant to this Subsection 4.4(a) shall be in multiples of (v) $250,000, in the case of Loans denominated in Dollars, (w) C$250,000, in the case of Loans denominated in Canadian Dollars, (x) €250,000, in the case of Loans denominated in Euros, (y) £250,000, in the case of Loans denominated in Sterling and (z) in the case of any Loan denominated in any other Designated Foreign Currency, in such multiples as the Borrower Representative and the Administrative Agent may agree; provided that, notwithstanding the foregoing, any Loan may be prepaid in its entirety.”

(f)           Subsection 8.2 of the Credit Agreement is hereby amended by inserting the following as a new paragraph at the end thereof:

“Upon any transaction involving any U.S. Borrower or Canadian Borrower, as applicable, in accordance with Subsection 8.2(a) in which such U.S. Borrower or Canadian Borrower, as applicable, is not the Successor U.S. Borrower or Successor Canadian Borrower, as applicable, the Successor U.S. Borrower or Successor Canadian Borrower, as applicable, will succeed to, and be substituted for, and may exercise every right and power of, such U.S. Borrower or Canadian Borrower, as applicable, under the Loan Documents, and shall become a “U.S. Borrower” or “Canadian Borrower”, as applicable, for all purposes of the Loan Documents, and thereafter the predecessor U.S. Borrower or Canadian Borrower, as applicable, shall be relieved of all obligations and covenants under the Loan Documents, and shall cease to constitute a “U.S. Borrower” or “Canadian Borrower”, as applicable, for all purposes of the Loan Documents, except that the predecessor U.S. Borrower or Canadian Borrower, as applicable, in the case of a lease of all or substantially all its assets will not be released from the obligation to pay the principal of and interest on the Loans made to such U.S. Borrower or Canadian Borrower, as applicable.”

(g)          Subsection 8.14 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (v) thereof, (ii) replacing the period at the end of clause (w) thereof with “; and” and (iii) inserting the following as a new clause (x) thereof:

“(x)          from and including the Panther Closing Date to and including the first anniversary of the Panther Closing Date, Liens on cash, Cash Equivalents and Temporary Cash Investments in respect of obligations in respect of any letters of credit originally issued under the Neptune ABL Credit Agreement, in an aggregate amount not exceeding $9,487,156.61; provided that any such cash, Cash Equivalents and Temporary Cash Investments shall not constitute Specified Unrestricted Cash to the extent any such Liens permitted under this Subsection 8.14(x) remain outstanding on such cash, Cash Equivalents and Temporary Cash Investments.”

Section 2.          Financial Reporting Convention Amendments. The Credit Agreement is, effective as of the Financial Reporting Convention Effective Date, hereby amended as follows:

(a)          Subsection 1.1 of the Credit Agreement is hereby amended by adding the following new definitions, to appear in proper alphabetical order:

““Neptune Term Loan Credit Agreement”: that certain Term Loan Credit Agreement, dated as of February 8, 2018 (as amended, supplemented, waived or otherwise modified from time to time), among Neptune, the several banks and other financial institutions from time to time party thereto and Credit Suisse AG, Cayman Islands Branch, as administrative agent and collateral agent.”

(b)          Subsection 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of “Fiscal Quarter” as follows:

““Fiscal Quarter”: for any Fiscal Year, (i) prior to the Panther Closing Date, (x) for the first three Fiscal Quarters, each 13-week fiscal period commencing on the day immediately following the last day of the previous Fiscal Quarter and ending on the Saturday of the last week of such Fiscal Quarter and (y) for the fourth Fiscal Quarter, the fiscal period commencing on the day immediately following the last day of the previous Fiscal Quarter and ending on December 31, and (ii) on and following the Panther Closing Date, (A) solely for financial reporting purposes related to delivering financial statements in comparative form and satisfying the Parent Borrower’s financial reporting obligations under Subsection 7.1, for the Fiscal Quarters ending during the 2018 calendar year (or any relevant calendar year prior thereto), the fiscal periods of Neptune as set forth in Neptune’s annual reports on Form 10-K and quarterly reports on Form 10-Q, in each case as filed with the SEC (it being understood that Neptune’s historical Fiscal Quarters are not expected to be recast), and (B) for all other purposes, (x) for the first three Fiscal Quarters, each 13-week fiscal period commencing on the day immediately following the last day of the previous Fiscal Quarter and ending on the Saturday of the last week of such Fiscal Quarter and (y) for the fourth Fiscal Quarter, the fiscal period commencing on the day immediately following the last day of the previous Fiscal Quarter and ending on December 31, or as otherwise designated by the Borrower Representative in accordance with Subsection 7.11; provided that, for purposes of calculating Consolidated Fixed Charge Coverage Ratio or Four Quarter Consolidated EBITDA, if any financial information of Neptune is included in such calculation of Consolidated Fixed Charge Coverage Ratio or Four Quarter Consolidated EBITDA, as applicable, in respect of any Fiscal Quarter that commenced prior to the Panther Closing Date, the financial information of Neptune for such Fiscal Quarter shall be determined based on the monthly financial information of Neptune for the applicable month accounting periods of Neptune most nearly approximating such Fiscal Quarter, which applicable month accounting periods shall be calculated in accordance with the fiscal calendar of Neptune in effect prior to the Panther Closing Date (and which may not be on a calendar month basis).”

(c)          Subsection 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of “Fiscal Year” as follows:

““Fiscal Year”: (i) prior to the Panther Closing Date, the annual accounting period of the Parent Borrower ending on December 31 of any calendar year, and (ii) on and following the Panther Closing Date, (A) solely for financial reporting purposes related to delivering financial statements in comparative form and satisfying the Parent Borrower’s financial reporting obligations under Subsection 7.1, for the Fiscal Year ending during the 2018 calendar year (or any relevant calendar year prior thereto), the annual accounting period of Neptune as set forth in Neptune’s annual reports on Form 10-K, as filed with the SEC (it being understood that Neptune’s historical Fiscal Years are not expected to be recast), and (B) for all other purposes, the annual accounting period of the Parent Borrower ending on December 31 of any calendar year, or any other date of any calendar year designated by the Borrower Representative in accordance with Subsection 7.11, in each case calculated in accordance with the fiscal calendar of the Parent Borrower.”

(d)          Subsection 7.1(a) of the Credit Agreement is hereby amended and restated as follows:

“(a)          as soon as available, but in any event not later than the fifth Business Day after (i) the 135th day following the end of the Fiscal Year of Neptune ending October 28, 2018 (or such longer period as would be permitted by the SEC if Neptune were then subject to SEC reporting requirements as a non-accelerated filer), a copy of the consolidated balance sheet of Neptune as at the end of such year and the related consolidated statements of operations, stockholders’ equity and cash flows for such year, and (ii) commencing with the Fiscal Year ending December 31, 2019, the 120th day following the end of each Fiscal Year of the Parent Borrower (or, in each case, such longer period as would be permitted by the SEC if the Parent Borrower were then subject to SEC reporting requirements as a non-accelerated filer), a copy of the consolidated balance sheet of the Parent Borrower as at the end of such year and the related consolidated statements of operations, stockholders’ equity and cash flows for such year, setting forth, commencing with the financial statements for the fiscal year ending December 31, 2019, in each case, in comparative form, the figures for and as of the end of the previous year (which, for purposes of the financial statements for the fiscal year ending December 31, 2019, such financial statements in comparative form will consist of (x) the financial statements of Neptune for the fiscal year ending October 28, 2018 and (y) the financial statements of Neptune for the transition period from October 29, 2018 through December 31, 2018 (it being understood that, with respect to financial information of the Parent Borrower (as defined prior to giving effect to the Panther Closing Date) included in the financial statements of Neptune for the transition period from October 29, 2018 through December 31, 2018, the financial statements of Neptune for the transition period from October 29, 2018 through December 31, 2018 may only include the financial information of the Parent Borrower (as defined prior to giving effect to the Panther Closing Date) for the period from the Panther Closing Date through December 31, 2018)), reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit (provided that such report may contain a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, if such qualification or exception is related solely to (i) an upcoming maturity or termination date hereunder or an upcoming “maturity date” under the Cash Flow Credit Agreement, Senior Notes or any other Indebtedness Incurred in compliance with this Agreement (or, for purposes of the financial statements of Neptune for the fiscal year ending October 28, 2018, an upcoming maturity or termination date under the Neptune ABL Credit Agreement or the Neptune Term Loan Credit Agreement and any other Indebtedness Incurred in compliance with the Neptune ABL Credit Agreement or the Neptune Term Loan Credit Agreement), (ii) any potential inability to satisfy any financial maintenance covenant included in this Agreement, the Cash Flow Credit Agreement or any Indebtedness of the Parent Borrower or its Subsidiaries on a future date in a future period (or, for purposes of the financial statements of Neptune for the fiscal year ending October 28, 2018, any potential inability to satisfy any financial maintenance covenant included in either of the Neptune ABL Credit Agreement, the Neptune Term Loan Credit Agreement or any other Indebtedness of Neptune or its Subsidiaries on a future date in a future period) or (iii) the activities, operations, financial results, assets or liabilities of any Unrestricted Subsidiary), by KPMG LLP, Ernst & Young LLP or other independent certified public accountants of nationally recognized standing (it being agreed that the furnishing of (x) the Parent Borrower’s, Neptune’s or any Parent Entity’s annual report on Form 10-K for such year, as filed with the SEC, or (y) the financial statements of any Parent Entity, will, in each case, satisfy the Parent Borrower’s or Neptune’s, as applicable, obligation under this Subsection 7.1(a) with respect to such year, including with respect to the requirement that such financial statements be reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, so long as the report included in such Form 10-K or accompanying such financial statements, as applicable, does not contain any “going concern” or like qualification or exception (other than a “going concern” or like qualification or exception with respect to (i) an upcoming maturity or termination date hereunder or an upcoming “maturity date” under the Cash Flow Credit Agreement, Senior Notes or any other Indebtedness Incurred in compliance with this Agreement (or, for purposes of the financial statements of Neptune for the fiscal year ending October 28, 2018, an upcoming maturity or termination date under the Neptune ABL Credit Agreement or the Neptune Term Loan Credit Agreement and any other Indebtedness Incurred in compliance with the Neptune ABL Credit Agreement or the Neptune Term Loan Credit Agreement), (ii) any potential inability to satisfy any financial maintenance covenant included in this Agreement, the Cash Flow Credit Agreement or any other Indebtedness of the Parent Borrower or its Subsidiaries on a future date or in a future period (or, for purposes of the financial statements of Neptune for the fiscal year ending October 28, 2018, any potential inability to satisfy any financial maintenance covenant included in either of the Neptune ABL Credit Agreement, the Neptune Term Loan Credit Agreement or any other Indebtedness of Neptune or its Subsidiaries on a future date in a future period) or (iii) the activities, operations, financial results, assets or liabilities of any Unrestricted Subsidiary)), together with a management’s discussion and analysis of consolidated financial information (which need not be prepared in accordance with Item 303 of Regulation S-K of the Securities Act, and which may be in a form substantially similar to (1) the management’s discussion and analysis of consolidated financial information with respect to Ply Gem Holdings included in the offering memorandum for the Senior Notes or (2) the management’s discussion and analysis of financial condition and results of operations with respect to Neptune as previously filed with the SEC);”

(e)          Subsection 7.1(b) of the Credit Agreement is hereby amended and restated as follows:

“(b)        as soon as available, but in any event not later than the fifth Business Day following (i) the 105th day following the end of the quarterly period ending March 31, 2018 (or such longer period as would be permitted by the SEC if the Parent Borrower were then subject to SEC reporting requirements as a non-accelerated filer), (x) the unaudited consolidated balance sheet and related statements of operations and cash flows of Atrium Corporation and its consolidated subsidiaries for such quarterly period and (y) the unaudited consolidated balance sheet and related statements of operations and cash flows of Ply Gem Holdings and its consolidated subsidiaries for such quarterly period, (ii) the 90th day following the end of each of the quarterly periods ending June 30, 2018 and September 29, 2018 (or such longer period as would be permitted by the SEC if the Parent Borrower were then subject to SEC reporting requirements as a non-accelerated filer), the unaudited consolidated balance sheet of the Parent Borrower as at the end of such quarter and the related unaudited consolidated statements of operations and cash flows of the Parent Borrower for such quarter and the portion of the Fiscal Year through the end of such quarter, (iii) the 60th day following December 31, 2018 (or such longer period as would be permitted by the SEC if Neptune were then subject to SEC reporting requirements as a non-accelerated filer), the unaudited consolidated balance sheet and related statements of operations and cash flows of Neptune and its consolidated subsidiaries for the transition period from October 29, 2018 through December 31, 2018 (it being understood that, with respect to financial information of the Parent Borrower (as defined prior to giving effect to the Panther Closing Date) included in the unaudited consolidated balance sheet and related statements of operations and cash flows of Neptune and its consolidated subsidiaries for the transition period from October 29, 2018 through December 31, 2018, the unaudited consolidated balance sheet and related statements of operations and cash flows of Neptune and its consolidated subsidiaries for the transition period from October 29, 2018 through December 31, 2018 may only include the financial information of the Parent Borrower (as defined prior to giving effect to the Panther Closing Date) for the period from the Panther Closing Date through December 31, 2018) and (iv) the 60th day following the end of each of the first three quarterly periods of each Fiscal Year of the Parent Borrower (or such longer period as would be permitted by the SEC if the Parent Borrower were then subject to SEC reporting requirements as a non-accelerated filer) commencing, in the case of this clause (iv), with the Fiscal Quarter ending March 30, 2019, the unaudited consolidated balance sheet of the Parent Borrower as at the end of such quarter and the related unaudited consolidated statements of operations and cash flows of the Parent Borrower for such quarter and the portion of the Fiscal Year through the end of such quarter, setting forth commencing with the financial statements for the Fiscal Quarter ending September 28, 2019 in comparative form the figures for and as of the corresponding periods of the previous year (which, for purposes of the financial statements for the Fiscal Quarter ending September 28, 2019, such financial statements in comparative form will consist of the financial statements of Neptune for the fiscal quarter ending July 29, 2018), in each case certified by a Responsible Officer of the Parent Borrower as being fairly stated in all material respects (subject to normal year-end audit and other adjustments) (it being agreed that the furnishing of (x) the Parent Borrower’s or any Parent Entity’s quarterly report on Form 10-Q for such quarter or the transition report on Form 10-QT for such period, as filed with the SEC, or (y) the financial statements of any Parent Entity will in each case, satisfy the Parent Borrower’s or Neptune’s, as applicable, obligations under this Subsection 7.1(b) with respect to such quarter), together with a management’s discussion and analysis of financial information (which need not be prepared in accordance with Item 303 of Regulation S-K of the Securities Act, and which may be in a form substantially consistent with (1) the management’s discussion and analysis of consolidated financial information with respect to Ply Gem Holdings included in the offering memorandum for the Senior Notes or (2) the management’s discussion and analysis of financial condition and results of operations with respect to Neptune as previously filed with the SEC);”

(f)          Subsection 7.2(b) of the Credit Agreement is hereby amended and restated as follows:

“(b)       commencing with the financial statements for the Fiscal Quarter ending June 30, 2018, concurrently with the delivery of the financial statements and reports referred to in Subsections 7.1(a) (other than the financial statements and reports set forth in clause (i) thereof) and 7.1(b), a certificate signed by a Responsible Officer of the Borrower Representative in substantially the form of Exhibit Q or such other form as may be agreed between the Borrower Representative and the Administrative Agent (a “Compliance Certificate”) (i) stating that, to the best of such Responsible Officer’s knowledge, each of the Parent Borrower and its Restricted Subsidiaries during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement or the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default, except, in each case, as specified in such certificate, and (ii) commencing with the delivery of the Compliance Certificate for the Fiscal Quarter ended June 30, 2018, setting forth a reasonably detailed calculation of the Consolidated Fixed Charge Coverage Ratio for the Most Recent Four Quarter Period (whether or not a Compliance Period is in effect) and, if applicable, demonstrating compliance with Subsection 8.1 (in the case of a certificate furnished with the financial statements referred to in Subsections 7.1(a) and 7.1(b));”

(g)          Subsection 7.11 of the Credit Agreement is hereby amended by inserting the words “, except as otherwise set forth in clause (ii) of the definition of “Fiscal Quarter” and clause (ii) of the definition of “Fiscal Year”” after the reference to the words “for financial reporting purposes” therein.

Section 3.          Interpretation. For purposes of this Third Amendment, all terms used herein which are not otherwise defined herein, including but not limited to those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Amended Credit Agreement.

Section 4.          Effectiveness of Section 1 Amendments.

(a)          Section 1 of this Third Amendment shall become effective on the date (such date, if any, the “Third Amendment Effective Date”) that the Administrative Agent shall have received executed signature pages hereto from the Borrowers, the Administrative Agent, the Supermajority Lenders and the Issuing Lenders.

(b)          The Administrative Agent shall promptly notify the Lenders in writing when the Third Amendment Effective Date has occurred.

Section 5.          Effectiveness of Section 2 Amendments.

(a)          Section 2 of this Third Amendment shall become effective on the date (such date, if any, the “Financial Reporting Convention Effective Date”) on which the following conditions shall have been satisfied or waived:

(i)           the Administrative Agent shall have received this Third Amendment, executed and delivered by the Parent Borrower; and

(ii)          the Panther Closing Date shall have occurred.

(b)          The Administrative Agent shall promptly notify the Lenders in writing when the Financial Reporting Convention Effective Date has occurred.

Section 6.          Representations and Warranties. After giving effect to the Third Amendment Effective Date, each of the representations and warranties made by any Loan Party pursuant to the Credit Agreement and any other Loan Document to which it is a party shall, except to the extent that they relate to a particular date, be true and correct in all material respects on and as of the Third Amendment Effective Date as if made on and as of such date.

Section 7.          Fees and Expenses. The U.S. Borrowers, jointly and severally, agree to pay or reimburse the Administrative Agent in accordance with Subsection 11.5 of the Credit Agreement for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Third Amendment, including, without limitation, the reasonable and documented fees and disbursements of Cahill, Gordon & Reindel LLP, as counsel to the Administrative Agent (and, for the avoidance of doubt, not of counsel to any other Lender).

Section 8.          Counterparts. This Third Amendment may be executed by one or more of the parties to this Third Amendment on any number of separate counterparts (including by facsimile and other electronic transmission), and all of such counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Third Amendment signed by all the parties shall be delivered to the Borrower Representative and the Administrative Agent.

Section 9.          Governing Law. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

Section 10.         Headings. The headings of this Third Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 11.         Effect of Amendment. This Third Amendment shall constitute a Loan Document for purposes of the Credit Agreement and (x) from and after the Third Amendment Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Interim Amended Credit Agreement, except for (a) the representations and warranties made by the Borrowers and the other Loan Parties prior to the Third Amendment Effective Date (which representations and warranties made prior to the Third Amendment Effective Date shall not be superseded or rendered ineffective by this Third Amendment as they pertain to the period prior to the Third Amendment Effective Date) and (b) any action or omission performed or required to be performed pursuant to the Credit Agreement prior to the Third Amendment Effective Date and (y) from and after the Financial Reporting Convention Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Amended Credit Agreement, except for (a) the representations and warranties made by the Borrowers and the other Loan Parties prior to the Financial Reporting Convention Effective Date (which representations and warranties made prior to Financial Reporting Convention Effective Date shall not be superseded or rendered ineffective by this Third Amendment as they pertain to the period prior to the Financial Reporting Convention Effective Date) and (b) any action or omission performed or required to be performed pursuant to the Credit Agreement prior to the Financial Reporting Convention Effective Date. For the avoidance of doubt, any certificate or other document the form of which is set out in any exhibit attached to the Credit Agreement or any other Loan Document may be revised, as applicable, to refer to the Interim Amended Credit Agreement or the Amended Credit Agreement, as applicable. This Third Amendment shall not constitute a novation of the Credit Agreement or any other Loan Document.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed, all as of the date first written above.

PLY GEM MIDCO, INC.,
as Parent Borrower

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Chief Financial Officer

[Signature Page – Amendment No. 3 to the ABL Credit Agreement]

PLY GEM INDUSTRIES, INC.,
as a U.S. Subsidiary Borrower

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Executive Vice President, Chief
Financial Officer and Secretary

ATRIUM WINDOWS AND DOORS, INC.,
as a U.S. Subsidiary Borrower

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Chief Financial Officer

[Signature Page – Amendment No. 3 to the ABL Credit Agreement]

GIENOW CANADA INC.,
as a Canadian Borrower

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

MITTEN INC.,
as a Canadian Borrower

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

NORTH STAR MANUFACTURING (LONDON) LTD.,
as a Canadian Borrower

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Chief Financial Officer

[Signature Page – Amendment No. 3 to the ABL Credit Agreement]

UBS AG, STAMFORD BRANCH,
as Administrative Agent, Collateral Agent, a Lender and an Issuing Lender

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

By:	/s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director

[Signature Page – Amendment No. 3 to the ABL Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as a Lender and an Issuing Lender

By:	/s/ Peter S. Predun
Name: Peter S. Predun
Title: Executive Director

[Signature Page – Amendment No. 3 to the ABL Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender and an Issuing Lender

By:	/s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Vice President

By:	/s/ Maria Guinchard
Name: Maria Guinchard
Title: Vice President

[Signature Page – Amendment No. 3 to the ABL Credit Agreement]

Barclays bank plc,
as a Lender and an Issuing Lender

By:	/s/ Craig Malloy
Name: Craig Malloy
Title: Director

[Signature Page – Amendment No. 3 to the ABL Credit Agreement]

BANK OF AMERICA, N.A.,
as a Lender and an Issuing Lender

By:	/s/ Sherry Lail
Name: Sherry Lail
Title: Senior Vice President

[Signature Page – Amendment No. 3 to the ABL Credit Agreement]

GOLDMAN SACHS BANK USA,
as a Lender and an Issuing Lender

By:	/s/ David K. Gaskell
Name: David K. Gaskell
Title: Authorized Signer

[Signature Page – Amendment No. 3 to the ABL Credit Agreement]

ROYAL BANK OF CANADA,
as a Lender and an Issuing Lender

By:	/s/ Stuart Coulter
Name: Stuart Coulter
Title: Authorized Signatory

[Signature Page – Amendment No. 3 to the ABL Credit Agreement]

Crédit Agricole Corporate and Investment Bank, as a Lender and an Issuing Lender

By:	/s/ Thibault Rosset
Name: Thibault Rosset
Title: Managing Director

By:	/s/ Authorized Signatory
Name: Authorized Signatory
Title: Managing Director

[Signature Page – Amendment No. 3 to the ABL Credit Agreement]

JEFFERIES FINANCE LLC,
as a Lender and an Issuing Lender

By:	/s/ J. Paul McDonnell
Name: J. Paul McDonnell
Title: Managing Director

JFIN BUSINESS CREDIT FUND I LLC,
as a Lender

By:	/s/ J. Paul McDonnell
Name: J. Paul McDonnell
Title: Managing Director

[Signature Page – Amendment No. 3 to the ABL Credit Agreement]

MUFG UNION BANK, N.A.,
as a Lender and an Issuing Lender

By:	/s/ Paul Angland
Name: Paul Angland
Title: Director

[Signature Page – Amendment No. 3 to the ABL Credit Agreement]

NATIXIS, NEW YORK BRANCH,
as a Lender and an Issuing Lender

By:	/s/ David Lynch
Name: David Lynch
Title: Managing Director

By:	/s/ Robin Gruner
Name: Robin Gruner
Title: Vice President

[Signature Page – Amendment No. 3 to the ABL Credit Agreement]

U.S. Bank national association,
as a Lender and as an Issuing Lender

By:	/s/ John R. LePage
Name: John R. LePage
Title: Vice President

[Signature Page – Amendment No. 3 to the ABL Credit Agreement]

REGIONS BANK,
as a Lender

By:	/s/ Kevin D. Padgett
Name: Kevin D. Padgett
Title: Managing Director

[Signature Page – Amendment No. 3 to the ABL Credit Agreement]